EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Charles E. Tyson, President and Chief Executive Officer of LL Flooring Holdings, Inc. (the "Registrant"), and Robert L. Madore, Chief Financial Officer of the Registrant, each hereby certifies that, to the best of his knowledge:

1.
The Registrant's annual report on Form 10-K for the year ended December 31, 2023, to which this Certification is attached as Exhibit 32.1 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
2.
The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Charles E. Tyson	/s/ Robert L. Madore
Charles E. Tyson	Robert L. Madore
Director, President and Chief Executive Officer	Chief Financial Officer
(Principal Executive Officer)	(Principal Financial Officer)

Date: March 1, 2024	Date: March 1, 2024